UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 21, 2013

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Pursuant to the terms of the Diamond Hill Fixed Term Deferred
Compensation Plan (the "Fixed Term Plan") and the Diamond Hill Variable Term Deferred Compensation Plan (the "Variable Term Plan" and along with the Fixed Term Plan, each a "Plan" and collectively, the "Plans"), as adopted by the Board of Directors of Diamond Hill Investment Group, Inc. (the "Company") on April 24, 2013, the Board of Directors of the Company approved amendments on May 21, 2013 to each of the Plans. R. H. Dillon, the Company's President and Chief Executive Officer, is currently eligible to participate in the Variable Term Plan, along with each person employed by the Company or any of its affiliates as a portfolio manager or research analyst who is a member of a select group of management or highly compensated employees. James F. Laird, the Company's Secretary, Treasurer and Chief Financial Officer, is eligible to participate in the Fixed Term Plan, along with each person employed by the Company or any of its affiliates who is not a portfolio manager or research analyst. Complete descriptions of the terms and conditions of the Plans are provided in the Report on Form 8-K filed by the Company on April 30, 2013. Brief descriptions of the amendments to the Plans are provided below. The descriptions of the amendments to the Plans are qualified in their entirety by reference to the First Amendment to the Fixed Term Plan and the First Amendment to the Variable Term Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Amendment to Fixed Term Plan

     The Board of Directors of the Company amended the terms of the Fixed Term Plan to allow participants to elect whether to receive distributions from the Fixed Term Plan (i) in one lump sum payment within 90 days following the fifth anniversary of the date the incentive compensation was deferred, or
(ii) in up to five substantially equal annual installments beginning on the January 1 following the fifth anniversary of the date such incentive compensation was deferred and on each January 1 thereafter. The Fixed Term Plan previously provided only for distribution in the single lump sum payment. The remainder of the Fixed Term Plan has not changed.

Amendment to Variable Term Plan

     The Board of Directors of the Company amended the terms of the Variable Term Plan to allow participants, upon making an election to receive the distributions of incentive compensation in annual installments instead of a single lump sum payment, to elect to receive such distributions from the Variable Term Plan in up to fifteen substantially equal annual installments beginning on the January 1 following either: (A) the participant's Termination (as defined in the Variable Term Plan) and on each January 1 thereafter; or
(B) the earlier of (1) a date specified by the participant on the deferral election form and every January 1 thereafter, or (2) the participant's Termination and on each January 1 thereafter. Previously, the Variable Term Plan provided the option for distributions of up to only five substantially equal annual installments.

     The Board of Directors of the Company also amended the Variable Term Plan to specify who is eligible to make a subsequent deferral election under the terms of the Variable Term Plan after the initial deferral election form has been submitted. The Variable Term Plan previously permitted anyone, whether an active or former employee, to make a subsequent deferral election to change the time and form of distributions. The Variable Term Plan now only permits active employees (those who have not Terminated, as defined in the Variable Term Plan), to change the time and form of distributions. The remainder of the Variable Term Plan has not changed.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) - (c)  Not applicable.
(d)        Exhibits.

Exhibit No.                          Description
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10.1             First Amendment to the Diamond Hill Fixed Term Deferred
                 Compensation Plan
10.2             First Amendment to the Diamond Hill Variable Term Deferred
                 Compensation Plan



                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.



Date: May 28, 2013	                    By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary